UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On December 1, 2005, General Motors Corporation (GM) issued a news release announcing November 2005 sales. The release is as follows:


GM Reports 281,288 Deliveries in November

Chevrolet Impala, Pontiac G6 and Buick LaCrosse Pace Strengthening Mid-Size Car Sales
Led by New H3, HUMMER Ranks as Fastest-Growing Brand in U.S.
Pontiac and Saturn Post Double-Digit Sales Gains


DETROIT - General Motors dealers in the United States sold 281,288 new cars and trucks in November, down 11 percent from the same month a year ago. Car sales were down 3 percent and truck sales were off 16 percent. Total sales were up 14 percent compared to October levels.

"November was stronger than October for GM and the industry, but certainly not a barn burner," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "We saw improvement throughout the month and look forward to finishing the year with continued sales momentum."

LaNeve went on to point out the positive impact of new products, like the Chevrolet Impala and HHR, Pontiac G6 and Buick LaCrosse. "In our business, the bottom line is great product," he added. "Our new vehicles are hitting home, which gives us confidence as we get ready to introduce 19 new products in 2006, many of them in key, high-volume segments."

The revitalized GM mid-size car lineup has been gaining sales momentum in recent months, with November deliveries up 9 percent. Sales of the most recent addition to the category, the Chevrolet Impala, were up 14 percent, posting a new November sales record. Dealer orders have been brisk, exceeding original expectations.

Pontiac G6 in November achieved its best-ever sales month, with more than 14,000 deliveries and a 56 percent improvement over October sales. Pontiac sales were up 11 percent in November.

For the 11th time in the last 12 months, the Buick LaCrosse outsold year-ago combined Century and Regal sales on a retail basis. Buick's all-new luxury sedan, Lucerne, is arriving in dealerships around the country and posted 2,724 deliveries in November.

Small sport utility vehicle sales in November were up 35 percent, led by the new Chevrolet HHR, Pontiac Torrent and Saturn Vue. Torrent sales have improved each month since its August launch, with November sales 26 percent greater than October. Despite constrained inventories, HHR had its second-best sales month since launch, with deliveries up 9 percent over October. An 18 percent sales increase for the new Saturn Vue also contributed to the solid sales results in the small utility category. Saturn sales in November were up 12 percent.

H3, the new mid-size HUMMER, continues to drive record sales for the division and positions HUMMER as the fastest-growing brand in the industry for the calendar year-to-date. HUMMER sales in November were up 114 percent and for the calendar year are up 90.5 percent.

Certified Used Vehicles

November sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, were 42,455 units, down 8.5 percent. Total year-to-date certified GM sales are 488,007 units, comparable to the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 37,114 units, down 7.5 percent. Year-to-date sales for GM Certified Used Vehicles are 416,648 units, up 2 percent from the same period in 2004.

Cadillac Certified Pre-Owned Vehicles posted November sales of 3,060 units, up nearly 1 percent. Cadillac Certified year-to-date sales are up 7 percent. Used Cars from Saturn sold 1,790 units, down 33 percent. Saab Certified Pre-Owned Vehicles sold 491 units, down nearly 15 percent.

"GM Certified Used Vehicles, the top-selling certified brand, continues to lead all manufacturers in the category," LaNeve said. "Year-to-date sales are up 2 percent putting us on track to break the industry sales record we established last year. Looking to December, we're confident that GM Certified will finish the year strong and continue to set the pace for the certified segment."


GM North America Reports November 2005 Production Results, 2005 Fourth-Quarter Production Forecast and 2006 First-Quarter Production Forecast

In November, GM North America produced 431,000 vehicles (169,000 cars and 262,000 trucks). Production totals include joint venture production of 30,000 vehicles in November 2005 and 22,000 vehicles in November 2004.

The region's 2005 fourth-quarter production forecast is revised at 1.28 million vehicles (483,000 cars and 797,000 trucks). In the fourth quarter of 2004, the region produced 1.277 million vehicles (466,000 cars and 811,000 trucks). Additionally, the region's initial 2006 first-quarter production forecast is set at 1.25 million vehicles (505,000 cars and 745,000 trucks), up 6 percent from the first quarter of 2005. In the first quarter of 2005, the region produced
1.183 million vehicles (470,000 cars and 713,000 trucks).

GM also announced revised 2005 fourth-quarter and initial 2006 first-quarter production forecasts for its international regions.

GM Europe - GM Europe's revised 2005 fourth-quarter production forecast is 443,000 vehicles, down 6,000 units from last month's guidance. In the fourth quarter of 2004, GM Europe built 442,000 vehicles. GM Europe's initial 2006 first-quarter production estimate is 525,000 vehicles. In the first quarter of 2005, the region built 502,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 fourth-quarter production forecast is 447,000 vehicles, up 1,000 units from last month's guidance. In the fourth quarter of 2004, the region built 386,000 vehicles. GM Asia Pacific's initial 2006 first-quarter production estimate is 437,000 vehicles. In the first quarter of 2005, the region built 335,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2005 fourth-quarter production estimate remains at 190,000 vehicles. In the fourth quarter of 2004, the region built 200,000 vehicles. The region's initial 2006 first-quarter production estimate is 197,000 vehicles. In the first quarter of 2005, the region built 185,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 325,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.



Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
 Curr S/D:   25                          % Chg
 Prev S/D:   24         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          281,288   303,891  -11.1   4,125,690   4,270,255   -3.4
-------------------------------------------------------------------------------
Car Total              119,362   118,192   -3.0   1,620,234   1,721,905   -5.9
-------------------------------------------------------------------------------
Truck Total            161,926   185,699  -16.3   2,505,456   2,548,350   -1.7
-------------------------------------------------------------------------------
Light Truck Total      157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------
Light Vehicle Total    276,777   299,807  -11.4   4,069,766   4,226,735   -3.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    Market Division
     Vehicle Total                                    Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
                                         % Chg
                        2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                   16,208    16,517   -5.8     260,286     283,398   -8.2
Cadillac                14,339    18,301  -24.8     212,056     206,893    2.5
Chevrolet              166,087   184,134  -13.4   2,438,305   2,500,605   -2.5
GMC                     28,775    38,035  -27.4     515,634     540,872   -4.7
HUMMER                   5,991     2,693  113.6      48,648      25,531   90.5
Oldsmobile                  43       450  -90.8       1,799      28,298  -93.6
Other - Isuzu            1,378     1,246    6.2      13,355      12,963    3.0
Pontiac                 31,687    27,474   10.7     401,518     438,336   -8.4
Saab                     2,091     2,452  -18.1      35,577      34,738    2.4
Saturn                  14,689    12,589   12.0     198,512     198,621   -0.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    113,131   108,398    0.2   1,510,968   1,626,775   -7.1
-------------------------------------------------------------------------------
Light Truck            157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         24
-------------------------------------------------------------------------------
Century                     44     1,676  -97.5       6,456      65,484  -90.1
LaCrosse                 6,720     3,713   73.7      85,879       4,332  ***.*
LeSabre                  1,373     3,981  -66.9      74,333     105,772  -29.7
Lucerne                  2,724         0  ***.*       3,009           0  ***.*
Park Avenue                 24       679  -96.6       2,158      16,428  -86.9
Regal                        5       278  -98.3         593      13,471  -95.6
      Buick Total       10,890    10,327    1.2     172,428     205,487  -16.1
-------------------------------------------------------------------------------
CTS                      3,532     4,091  -17.1      53,959      50,953    5.9
DeVille                    218     4,225  -95.0      38,397      61,739  -37.8
DTS                      4,482         0  ***.*      18,061           0  ***.*
Eldorado                     0         0  ***.*           0           7  ***.*
Seville                      0        92  ***.*         135       3,317  -95.9
STS                      1,931     2,771  -33.1      30,298       6,313  379.9
XLR                        190       256  -28.8       3,466       3,323    4.3
     Cadillac Total     10,353    11,435  -13.1     144,316     125,652   14.9
-------------------------------------------------------------------------------
Aveo                     3,617     6,212  -44.1      64,706      49,775   30.0
Camaro                       0         0  ***.*           0         127  ***.*
Cavalier                   124    13,967  -99.1      18,866     186,521  -89.9
Classic                      4     2,102  -99.8      42,357      81,575  -48.1
Cobalt                  13,507       452  ***.*     195,839         452  ***.*
Corvette                 3,157     2,120   43.0      29,218      32,379   -9.8
Impala                  23,057    19,488   13.6     224,295     261,879  -14.4
Malibu                  14,076    13,094    3.2     189,305     157,652   20.1
Monte Carlo              3,426     3,855  -14.7      30,989      52,578  -41.1
Prizm                        0         0  ***.*           0           5  ***.*
SSR                        437       591  -29.0       7,533       8,538  -11.8
    Chevrolet Total     61,405    61,881   -4.7     803,108     831,481   -3.4
-------------------------------------------------------------------------------
Alero                       33       316  -90.0       1,333      19,741  -93.2
Aurora                       0         1  ***.*          18         199  -91.0
Intrigue                     0         0  ***.*           0          55  ***.*
    Oldsmobile Total        33       317  -90.0       1,351      19,995  -93.2
-------------------------------------------------------------------------------
Bonneville                 302     1,050  -72.4       9,768      28,272  -65.4
Firebird                     0         0  ***.*           0         109  ***.*
G6                      14,175     4,407  208.8     112,202       9,498  ***.*
Grand Am                   174     3,526  -95.3      31,461     130,858  -76.0
Grand Prix               8,373     8,339   -3.6     114,686     121,046   -5.3
GTO                        771     1,130  -34.5      10,789      10,617    1.6
Solstice                 1,211         0  ***.*       2,699           0  ***.*
Sunfire                    452     3,117  -86.1      24,818      32,484  -23.6
Vibe                     2,267     3,435  -36.6      59,660      54,775    8.9
     Pontiac Total      27,725    25,004    6.4     366,083     387,659   -5.6
-------------------------------------------------------------------------------
9-2X                        71       290  -76.5       5,886       1,350  336.0
9-3                      1,557     1,549   -3.5      22,156      24,827  -10.8
9-5                        215       613  -66.3       5,729       8,561  -33.1
       Saab Total        1,843     2,452  -27.8      33,771      34,738   -2.8
-------------------------------------------------------------------------------
ION                      7,100     5,953   14.5      94,146      98,058   -4.0
Saturn L Series             13       823  -98.5       5,031      18,835  -73.3
Saturn S Series              0         0  ***.*           0           0  ***.*
      Saturn Total       7,113     6,776    0.8      99,177     116,893  -15.2
-------------------------------------------------------------------------------
        GM Total       119,362   118,192   -3.0   1,620,234   1,721,905   -5.9
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     113,131   108,398    0.2   1,510,968   1,626,775   -7.1
-------------------------------------------------------------------------------
GM Import                6,231     9,794  -38.9     109,266      95,130   14.9
-------------------------------------------------------------------------------
        GM Total       119,362   118,192   -3.0   1,620,234   1,721,905   -5.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  November 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,890    10,327    1.2     172,428     205,487  -16.1
Cadillac Total          10,353    11,435  -13.1     144,316     125,652   14.9
Chevrolet Total         57,788    55,669   -0.3     738,402     781,706   -5.5
Oldsmobile Total            33       317  -90.0       1,351      19,995  -93.2
Pontiac Total           26,954    23,874    8.4     355,294     377,042   -5.8
Saturn Total             7,113     6,776    0.8      99,177     116,893  -15.2
     GM North America
       Total*          113,131   108,398    0.2   1,510,968   1,626,775   -7.1
===============================================================================
Chevrolet Total          3,617     6,212  -44.1      64,706      49,775   30.0
Pontiac Total              771     1,130  -34.5      10,789      10,617    1.6
Saab Total               1,843     2,452  -27.8      33,771      34,738   -2.8
     GM Import Total     6,231     9,794  -38.9     109,266      95,130   14.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,208    16,517   -5.8     260,286     283,398   -8.2
Cadillac Total          14,339    18,301  -24.8     212,056     206,893    2.5
Chevrolet Total        166,087   184,134  -13.4   2,438,305   2,500,605   -2.5
GMC Total               28,775    38,035  -27.4     515,634     540,872   -4.7
HUMMER Total             5,991     2,693  113.6      48,648      25,531   90.5
Oldsmobile Total            43       450  -90.8       1,799      28,298  -93.6
Other-Isuzu Total        1,378     1,246    6.2      13,355      12,963    3.0
Pontiac Total           31,687    27,474   10.7     401,518     438,336   -8.4
Saab Total               2,091     2,452  -18.1      35,577      34,738    2.4
Saturn Total            14,689    12,589   12.0     198,512     198,621   -0.1
     GM Total          281,288   303,891  -11.1   4,125,690   4,270,255   -3.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         24
-------------------------------------------------------------------------------
Rainier                    728     1,746  -60.0      14,157      21,548  -34.3
Rendezvous               3,558     3,679   -7.2      55,054      55,594   -1.0
Terraza                  1,032       765   29.5      18,647         769  ***.*
    Total Buick          5,318     6,190  -17.5      87,858      77,911   12.8
-------------------------------------------------------------------------------
Escalade                 1,467     2,680  -47.5      27,281      32,425  -15.9
Escalade ESV               816     1,292  -39.4      12,323      13,713  -10.1
Escalade EXT               340       628  -48.0       7,209       8,659  -16.7
SRX                      1,363     2,266  -42.3      20,927      26,444  -20.9
  Total Cadillac         3,986     6,866  -44.3      67,740      81,241  -16.6
-------------------------------------------------------------------------------
Astro                      319     2,920  -89.5      18,960      31,103  -39.0
C/K Suburban(Chevy)      4,735     8,399  -45.9      79,045     107,075  -26.2
Chevy C/T Series            18        15   15.2         234         327  -28.4
Chevy W Series             273       225   16.5       2,558       2,384    7.3
Colorado                 6,469     8,639  -28.1     119,531     104,749   14.1
Equinox                  7,024    10,376  -35.0     120,675      71,750   68.2
Express Cutaway/G Cut    1,365     1,520  -13.8      17,457      18,892   -7.6
Express Panel/G Van      6,387     5,488   11.7      78,815      65,780   19.8
Express/G Sportvan         937     1,307  -31.2      18,127      17,109    6.0
HHR                      6,920         0  ***.*      32,290           0  ***.*
Kodiak 4/5 Series          860       931  -11.3       9,737       8,045   21.0
Kodiak 6/7/8 Series        375       209   72.2       3,955       3,059   29.3
S/T Blazer                  83       803  -90.1       4,876      32,074  -84.8
S/T Pickup                   1       102  -99.1         149       9,918  -98.5
Tahoe                    7,850     9,803  -23.1     137,399     169,323  -18.9
Tracker                      1       289  -99.7         473      14,610  -96.8
TrailBlazer             15,540    23,270  -35.9     220,414     257,614  -14.4
Uplander                 4,665     1,475  203.6      68,013       1,507  ***.*
Venture                     79     1,930  -96.1       6,951      64,842  -89.3
................................................................................
     Avalanche           3,148     4,570  -33.9      58,327      73,974  -21.2
     Silverado-C/K
       Pickup           37,633    39,982   -9.6     637,211     614,989    3.6
Chevrolet Fullsize
  Pickups               40,781    44,552  -12.1     695,538     688,963    1.0
................................................................................
  Chevrolet Total      104,682   122,253  -17.8   1,635,197   1,669,124   -2.0
-------------------------------------------------------------------------------
Canyon                   1,666     2,271  -29.6      32,523      23,905   36.1
Envoy                    5,463     7,981  -34.3      99,177     124,731  -20.5
GMC C/T Series              11         9   17.3         183         357  -48.7
GMC W Series               386       454  -18.4       5,555       4,880   13.8
Safari (GMC)               116       477  -76.7       3,403       7,505  -54.7
Savana Panel/G Classic   1,304     1,756  -28.7      19,180      18,312    4.7
Savana Special/G Cut       304       619  -52.9      10,997      16,844  -34.7
Savana/Rally               124       175  -32.0       1,974       2,228  -11.4
Sierra                  11,783    13,662  -17.2     208,157     190,341    9.4
Sonoma                       0        41  ***.*          66       3,253  -98.0
Topkick 4/5 Series         645       504   22.9      13,366       5,572  139.9
Topkick 6/7/8 Series       565       491   10.5       6,981       5,933   17.7
Yukon                    3,639     4,801  -27.2      66,445      78,790  -15.7
Yukon XL                 2,769     4,794  -44.6      47,627      58,221  -18.2
     GMC Total          28,775    38,035  -27.4     515,634     540,872   -4.7
-------------------------------------------------------------------------------
HUMMER H1                   27        25    3.7         339         390  -13.1
HUMMER H2                1,510     2,668  -45.7      21,104      25,141  -16.1
HUMMER H3                4,454         0  ***.*      27,205           0  ***.*
   HUMMER Total          5,991     2,693  113.6      48,648      25,531   90.5
-------------------------------------------------------------------------------
Bravada                      5        59  -91.9         311       1,911  -83.7
Silhouette                   5        74  -93.5         137       6,392  -97.9
 Oldsmobile Total           10       133  -92.8         448       8,303  -94.6
-------------------------------------------------------------------------------
Other-Isuzu F Series       180       117   47.7       1,239       1,147    8.0
Other-Isuzu H Series        10         0  ***.*          57           0  ***.*
Other-Isuzu N Series     1,188     1,129    1.0      12,059      11,816    2.1
 Other-Isuzu Total       1,378     1,246    6.2      13,355      12,963    3.0
-------------------------------------------------------------------------------
Aztek                      156     1,022  -85.3       4,889      19,189  -74.5
Montana                    102       605  -83.8       3,642      30,638  -88.1
Montana SV6              1,663       843   89.4      20,922         850  ***.*
Torrent                  2,041         0  ***.*       5,982           0  ***.*
   Pontiac Total         3,962     2,470   54.0      35,435      50,677  -30.1
-------------------------------------------------------------------------------
9-7X                       248         0  ***.*       1,806           0  ***.*
    Saab Total             248         0  ***.*       1,806           0  ***.*
-------------------------------------------------------------------------------
Relay                    1,022       473  107.4      15,064         473  ***.*
VUE                      6,554     5,340   17.8      84,271      81,255    3.7
   Saturn Total          7,576     5,813   25.1      99,335      81,728   21.5
-------------------------------------------------------------------------------
     GM Total          161,926   185,699  -16.3   2,505,456   2,548,350   -1.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     160,403   184,151  -16.4   2,488,368   2,532,239   -1.7
-------------------------------------------------------------------------------
GM Import                1,523     1,548   -5.6      17,088      16,111    6.1
-------------------------------------------------------------------------------
     GM Total          161,926   185,699  -16.3   2,505,456   2,548,350   -1.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              November                  January - November
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       25         24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,318     6,190  -17.5      87,858      77,911   12.8
Cadillac Total           3,986     6,866  -44.3      67,740      81,241  -16.6
Chevrolet Total        104,474   122,092  -17.9   1,633,328   1,667,691   -2.1
GMC Total               28,489    37,649  -27.4     510,995     536,854   -4.8
HUMMER Total             5,991     2,693  113.6      48,648      25,531   90.5
Oldsmobile Total            10       133  -92.8         448       8,303  -94.6
Other-Isuzu Total          349       245   36.8       2,775       2,303   20.5
Pontiac Total            3,962     2,470   54.0      35,435      50,677  -30.1
Saab Total                 248         0  ***.*       1,806           0  ***.*
Saturn Total             7,576     5,813   25.1      99,335      81,728   21.5
    GM North America
      Total*           160,403   184,151  -16.4   2,488,368   2,532,239   -1.7
-------------------------------------------------------------------------------
Chevrolet Total            208       161   24.0       1,869       1,433   30.4
GMC Total                  286       386  -28.9       4,639       4,018   15.5
Other-Isuzu Total        1,029     1,001   -1.3      10,580      10,660   -0.8
    GM Import Total      1,523     1,548   -5.6      17,088      16,111    6.1
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,318     6,190  -17.5      87,858      77,911   12.8
Cadillac Total           3,986     6,866  -44.3      67,740      81,241  -16.6
Chevrolet Total        103,156   120,873  -18.1   1,618,713   1,655,309   -2.2
GMC Total               27,168    36,577  -28.7     489,549     524,130   -6.6
HUMMER Total             5,991     2,693  113.6      48,648      25,531   90.5
Oldsmobile Total            10       133  -92.8         448       8,303  -94.6
Pontiac Total            3,962     2,470   54.0      35,435      50,677  -30.1
Saab Total                 248         0  ***.*       1,806           0  ***.*
Saturn Total             7,576     5,813   25.1      99,335      81,728   21.5
    GM North America
      Total*           157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,318     6,190  -17.5      87,858      77,911   12.8
Cadillac Total           3,986     6,866  -44.3      67,740      81,241  -16.6
Chevrolet Total        103,156   120,873  -18.1   1,618,713   1,655,309   -2.2
GMC Total               27,168    36,577  -28.7     489,549     524,130   -6.6
HUMMER Total             5,991     2,693  113.6      48,648      25,531   90.5
Oldsmobile Total            10       133  -92.8         448       8,303  -94.6
Pontiac Total            3,962     2,470   54.0      35,435      50,677  -30.1
Saab Total                 248         0  ***.*       1,806           0  ***.*
Saturn Total             7,576     5,813   25.1      99,335      81,728   21.5
    GM Total           157,415   181,615  -16.8   2,449,532   2,504,830   -2.2
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 12/01/05



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
-------------  ------------------- ------   -------   -----    ------
2005 Q4 #        483   797   1,280    443      190     447      2,359    14    68      398
O/(U) prior
forecast:@         3   (23)    (20)    (6)       0       1        (26)    0    (1)       0
-------------  ------------------- ------   -------   -----    ------
=======================================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.         580   634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.         638   726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.         574   664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.         573   721   1,294    441      127      67      1,929     9    16       NA
               ----- -----   -----  -----      ---     ---      -----    --    --
    CY         2,365 2,745   5,110  1,842      575     256      7,786    51    56       NA

   2002
1st Qtr.         600   753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.         688   865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.         568   740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.         602   824   1,426    453      157      81      2,117    14    25       NA
               ----- -----   -----  -----      ---     ---      -----    --    --
    CY         2,458 3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.         591   860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.         543   837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.         492   753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.         558   827   1,385    446      157     133      2,121    16    20       NA
               ----- -----   -----  -----      ---     ---      -----    --    --
    CY         2,184 3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.         525   820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.         543   846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.         463   746   1,209    411      185     314      2,119    16    43      261
4th Qtr.         466   811   1,277    442      200     386      2,305    17    47      324
               ----- -----   -----  -----      ---   -----      -----    --   ---    -----
    CY         1,997 3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.         470   713   1,183    502      185     335      2,205    16    51      287
2nd Qtr.         458   789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.         423   723   1,146    412      207     409      2,174    15    50      344
4th Qtr. #       483   797   1,280    443      190     447      2,360    14    68      398
               ----- -----   -----  -----      ---   -----      -----    --   ---    -----
   CY #        1,834 3,022   4,856  1,858      777   1,589      9,080    62   218    1,366

   2006
1st Qtr. #       505   745   1,250    525      197     437      2,409    18    65      382
               ------------------- ------   -------   -----    ------

See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  December 1, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)